United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 18, 2024

Date of Report (Date of earliest event reported)

Acri Capital Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41415	87-4328187
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13284 Pond Springs Rd, Ste 405 Austin, Texas	78729
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 512-666-1277

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	ACACU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	ACAC	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	ACACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into A Material Definitive Agreement.

Business Combination Agreement

On February 18, 2024, Acri Capital Acquisition Corporation (“we”, “ACAC”, or “Parent”) entered into a business combination agreement (as amended from time to time, the “Business Combination Agreement”), by and among Parent, Acri Capital Merger Sub I Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Purchaser”, or “PubCo” upon and following the Business Combination), Acri Capital Merger Sub II Inc., a Delaware corporation and wholly-owned subsidiary of Purchaser (“Merger Sub”, together with ACAC and Purchaser, the “Purchaser Parties”), and Foxx Development Inc., a Texas corporation (“Foxx”), pursuant to which (i) Parent will merger with and into Purchaser (the “Reincorporation Merger”), and (ii) Foxx will merge with and into Merger Sub, with Merger Sub surviving as a wholly-owned subsidiary of Purchaser (the “Acquisition Merger”). The Reincorporation Merger, the Acquisition Merger, and other transactions contemplated under the Business Combination Agreement, are collectively referred to as the “Business Combination”. Following consummation of the Business Combination (the “Closing”), Purchaser will become a publicly traded company. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Business Combination Agreement.

Foxx, established in 2017 as a Texas incorporated company, is a consumer electronics and integrated Internet-of-Things (IoT) solution company catering to both retail and institutional clients. With robust research and development capabilities and a strategic commitment to cultivating long-term partnerships with mobile network operators, distributors and suppliers around the world, FOXX currently sells a diverse range of products including mobile phones, tablets and other consumer electronics devices throughout the United States, and is in the process of developing and distributing end-to-end communication terminals and IoT solutions.

Reincorporation Merger

Immediately prior to the effective time of the Reincorporation Merger, Parent will have the issued and outstanding securities of (i) class A common stock of Parent, par value $0.0001 per share (“Parent Class A Common Stock”), (ii) class B common stock of Parent, par value $0.0001 per share (“Parent Class B Common Stock”, collectively with Parent Class A Common Stock, “Parent Common Stock”), (iii) units (“Parent Units”), each consisting of one share of Parent Class A Common Stock and one-half of Parent Warrant (as defined below), and (iv) redeemable warrants (“Parent Warrants"), of which one-half is included as part of each Parent Unit, entitling the holder thereof to purchase one (1) share of Parent Class A Common Stock at a purchase price of $11.50 per share. Parent Units are currently listed on Nasdaq under symbol “ACACU”, shares of Parent Class A Common Stock are currently listed on Nasdaq under symbol “ACAC”, and Parent Warrants are currently listed on Nasdaq under symbol “ACACW”.

At the effective time of the Reincorporation Merger (the “Reincorporation Merger Effective Time”), (i) each issued and outstanding Parent Unit will automatically separate into one share of Parent Class A Common Stock and one-half of one Parent Warrant (the “Separation of Parent Units”), (ii) upon the Separation of Parent Units, each share of Parent Common Stock (other than Parent Excluded Shares and the Parent Redeeming Shares) issued and outstanding shall be converted automatically into one share of common stock of Purchaser, par value $0.0001 per share (“Purchaser Common Stock”), and (iii) each issued and outstanding Parent Warrant shall be converted automatically into one redeemable warrant of Purchaser, exercisable for one share of Purchaser Common Stock at an exercise price of $11.50 (“Purchaser Warrant”).

Closing Payment Stock

At the effective time of the Acquisition Merger (“Effective Time”), by virtue of the Acquisition Merger and the Business Combination Agreement, and without any action on the part of Parent, Purchaser, Merger Sub, Foxx, or stockholders of Foxx immediately prior to the Effective Time (the “Foxx Shareholders”), the Foxx Shareholders’ shares of common stock of Foxx (“Foxx Common Stock”) issued and outstanding immediately prior to the Effective Time will be canceled and automatically converted into the right to receive, without interest, the applicable portion of the Closing Payment Stock (as defined herein) as set forth in the Closing Consideration Spreadsheet. “Closing Payment Stock” means 5,000,000 shares of Purchaser Common Stock, which are equal or equivalent in value to the sum of $50,000,000 divided by $10.00 per share, among which, 500,000 shares in aggregate will be deposited to a segregated escrow account and to be released to the Foxx Shareholders if and only if, prior to or upon one-year anniversary of the Business Combination Agreement, the U.S. Congress has approved the affordable connectivity program of no less than $4 billion; or otherwise be cancelled and forfeited by PubCo without consideration.

Earnout Consideration

In addition to Closing Payment Stock, the Foxx Shareholders are entitled to receive up to an additional 4,200,000 shares of Purchaser Common Stock subject to achievement of certain milestones (the “Earnout Shares”). The Earnout Shares will be issued as below:

(i)	In connection with the financial performance for the fiscal year ending June 30, 2024

(a) 700,000 Earnout Shares will be issued to Foxx Stockholders on a pro rata basis if and only if PubCo’s audited consolidated financial statements for the fiscal year ending June 30, 2024 (“2024 PubCo Audited Financial Statements”), prepared in accordance with the Generally Accepted Accounting Principles of the United States (“U.S. GAAP”) and filed with the SEC on Form 10-K by PubCo after Closing, reflect revenue of PubCo for the fiscal year ending June 30, 2024 (the “PubCo 2024 Revenue”) is no less than Sixty-Seven Million Dollars ($67,000,000) (including $67,000,000) and less than Eighty-Four Million Dollars ($84,000,000);

(b) 1,400,000 Earnout Shares will be issued to Foxx Stockholders on a pro rata basis if and only if the PubCo 2024 Revenue reflected in the 2024 PubCo Audited Financial Statements is no less than Eighty-Four Million Dollars ($84,000,000) and less than One Hundred Million Dollars ($100,000,000); and

(c) 2,100,000 Earnout Shares will be issued to Foxx Stockholders on a pro rata basis if and only if the PubCo 2024 Revenue reflected in the 2024 PubCo Audited Financial Statements is no less than One Hundred Million Dollars ($100,000,000).

(ii)	In connection with the financial performance for the fiscal year ending June 30, 2025

(a) 700,000 Earnout Shares will be issued to Foxx Stockholders on a pro rata basis if and only if PubCo’s audited consolidated financial statements for the fiscal year ending June 30, 2025 (“2025 PubCo Audited Financial Statements”), prepared in accordance with the Generally Accepted Accounting Principles of the United States (“U.S. GAAP”) and filed with the SEC on Form 10-K by PubCo after Closing, reflect revenue of PubCo for the fiscal year ending June 30, 2025 (the “PubCo 2025 Revenue”) is no less than Seventy-Seven Million and Fifty Thousand Dollars ($77,050,000) (including $77,050,000) and less than Ninety-Six Million Six Hundred Thousand Dollars ($96,600,000) (excluding $96,600,000);

(b) 1,400,000 Earnout Shares will be issued to Foxx Stockholders on a pro rata basis if and only if the PubCo 2025 Revenue reflected in the 2025 PubCo Audited Financial Statements is no less than Ninety-Six Million Six Hundred Thousand Dollars ($96,600,000) (including $96,600,000) and less than One Hundred and Fifteen Million Dollars ($115,000,000) (excluding $115,000,000); and

(c) 2,100,000 Earnout Shares will be issued to Foxx Stockholders on a pro rata basis if and only if the PubCo 2024 Revenue reflected in the 2024 PubCo Audited Financial Statements is no less than One Hundred and Fifteen Million Dollars ($115,000,000) (including $115,000,000).

Representations and Warranties

Under the Business Combination Agreement, Parent, Purchaser and Merger Sub (together, the “Purchaser Parties”), on the one hand, Foxx, on the other hand, have each made customary representations and warranties to each other, including without limitation as to such parties’ organization and standing, due authorization, ownership, no conflict; and in the case of the Foxx, its liabilities, contracts, labor matters, intellectual properties, insurance, environmental matters, privacy and cybersecurity, anti-corruption compliance, anti-money laundering and trade compliance, telecommunication law compliance, permits and licenses, and certain other matters, and in the case of Purchaser Parties, disclosure and listing compliance as a public company (as applied to Parent), and certain other matters. The representations and warranties in the Business Combination Agreement will not survive the Closing, except for those representations and warranties that by their terms expressly apply in whole or in part after the Closing.

Covenants and Agreements of the Parties

The Purchaser Parties and Foxx have agreed to operate their respective businesses in the ordinary course, consistent with past practices prior to the closing of the transactions (with certain exceptions) and not to take certain specified actions without the prior written consent of the other party. Foxx has agreed that certain key employees shall enter into employment agreements reasonably satisfactory to the Purchaser Parties as a condition to such employees’ continued employment post-closing.

Conditions to Consummation of the Merger

Consummation of the Business Combination is subject to the satisfaction or waiver by the respective parties of a number of conditions, including the approval of the Business Combination Agreement and the Business Combination by our stockholders. Other conditions to each party’s obligations, include, among others: (i) a registration statement on Form S-4 (the “Registration Statement”) to register the Purchaser Common Stock issued under the Business Combination Agreement having become effective; (ii) no governmental order, statute, rule or regulation having been enacted or promulgated enjoining or prohibiting the consummation of the Business Combination; (iv) no Material Adverse Effect (as defined in the Business Combination Agreement); (v) the net tangible assets upon the consummation with the Business Combination no less than $5,000,001; (vi) the representations and warranties of parties being true and correct in all material aspect; and (vii) performance and compliance with all material respects of the Business Combination Agreement applicable to each party.

Termination

The Business Combination Agreement may be terminated by Parent or Foxx under certain circumstances, including, among others, (i) by mutual written consent of Parent and Foxx; (ii) by ACAC or Foxx, if any actions taken by such Governmental Order or Law makes the Business Combination illegal or otherwise prevents or prohibits consummation of the Business Combination; (iii) by ACAC or Foxx, if the Business Combination is not consummated prior to the deadline to consummate the business combination as provided in the governing documents of the ; (iv) by ACAC if it fails to obtain the required vote at a Stockholders’ Meeting duly convened therefor or at any adjournment or postponement thereof; and (v) the other party’s breach of any representation, warranty, covenant or agreement as set forth in the Business Combination Agreement and failure to cure such breach within a certain period.

Governing Law and Dispute Resolution

The Business Combination Agreement is governed by the law of State of Delaware without regard to principles of conflicts of law that would result in the application of the substantive law of another jurisdiction. Subject to limited exceptions, all claims relating to the Business Combination Agreement and the transactions contemplated thereby will be subject to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, if it has or can acquire jurisdiction, United States District Court for the District of Delaware.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K (this “Report”) as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Business Combination Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Business Combination Agreement.

Related Agreements

This section describes the material provisions of certain additional agreements entered into or to be entered into pursuant to the Business Combination Agreement (the “Related Agreements”) but does not purport to describe all of the terms thereof.  The following summary is qualified in its entirety by reference to the complete text of each of the Related Agreements, copies of each of which are attached hereto as exhibits.  Stockholders and other interested parties are urged to read such Related Agreements in their entirety.

Company Support Agreement

Contemporaneously with the execution of the Business Combination Agreement, all existing Foxx Stockholders of issued and outstanding capital stock of Foxx as of the date thereof, entered into a support agreement pursuant to which such Foxx Stockholders agree, among other things, to vote in favor of the Business Combination Agreement and the transactions contemplated therein, not to exercise any redemption or adjustment rights, and waive any appraisal or dissenter rights.

The foregoing description of the Foxx Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Sponsor Support Agreement

Contemporaneously with the execution of the Business Combination Agreement, the sponsor of the initial public offering of ACAC, Acri Capital Sponsor LLC (the “Sponsor”), representing 39.85% of issued and outstanding common stock of ACAC as of the date thereof, entered into a letter agreement pursuant to which such the Sponsor agreed to, among other things, vote in favor of the Business Combination Agreement and the transactions contemplated therein.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreement, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Form of Lock-Up Agreements

At or prior to the Closing, PubCo will enter into lock-up agreements (the “Lock-up Agreements”) with any stockholder who will hold more than 5% of the issued and outstanding shares of PubCo Common Stock upon the Closing. Pursuant to the Lock-Up Agreements, such parties will, subject to certain customary exceptions, agree not to sell, offer to sell, contract or agree to sell, pledge or otherwise dispose of, directly or indirectly, any share of PubCo Common Stock held by them until the earlier to occur of: (A) six months after the Closing, or (B) the date on which the last reported sale price of the PubCo Common Stock equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after the Closing, or earlier, in any case, if subsequent to the Closing, the PubCo completes a subsequent liquidation, merger, stock exchange or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares for cash, securities or other property.

The foregoing description of the Lock-Up Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreements, a copy of the form of which is included as Exhibit 10.3 to this Current Report on Form 8-K, and incorporated herein by reference.

Forward-Looking Statements

This Report includes forward looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts and may be accompanied by words that convey projected future events or outcomes, such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “could,” “plan,” “potential,” “predict,” “seek,” “target,” “aim,” “plan,” “project,” “forecast,” “should,” “would,” or variations of such words or by expressions of similar meaning. Such forward-looking statements, including statements regarding anticipated financial and operational results, projections of market opportunity and expectations, the estimated post-transaction enterprise value, the advantages and expected growth of PubCo, the cash position of PubCo following closing, the ability of ACAC, PubCo or Foxx to consummate the proposed business combination and the timing of such consummation, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in the final prospectus filed with the SEC on June 10, 2022 (the “IPO Prospectus”), the Registration Statement on Form S-4 to be filed by PubCo, which will include a proxy statement containing information about the proposed transaction and the respective businesses of Foxx and ACAC, as well as the prospectus relating to the offer of PubCo’s securities to be issued to Foxx Stockholders in connection with the completion of the proposed transaction (the “Proxy Statement/Prospectus”), and in other documents filed by ACAC or PubCo with the SEC from time to time. Important factors that could cause PubCo’s actual results or outcomes to differ materially from those discussed in the forward-looking statements include: Foxx’s or Pubco’s limited operating history; the ability of Foxx or PubCo to identify and integrate acquisitions; general economic and market conditions impacting demand for the products and services of Foxx or PubCo; the inability to complete the proposed Business Combination; the inability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, the amount of cash available following any redemptions by ACAC stockholders; the ability to meet Nasdaq’s listing standards following the consummation of the proposed Business Combination; costs related to the proposed Business Combination; and such other risks and uncertainties as are discussed in the IPO Prospectus and the Proxy Statement/Prospectus. Other factors include the possibility that the proposed Business Combination does not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions.

ACAC, PubCo and Foxx each expressly disclaim any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the expectations of ACAC, PubCo or Foxx with respect thereto or any change in events, conditions or circumstances on which any statement is based, except as required by law.

Additional Information about the Transaction and Where to Find It

The proposed transaction has been approved by the boards of directors of ACAC, PubCo and Foxx, and will be submitted to stockholders of ACAC and the stockholders of Foxx for their approval. In connection with such approval, PNAI intends to file with the SEC the Proxy Statement/Prospectus. After the Registration Statement that forms a part of the Proxy Statement/Prospectus has been declared effective, ACAC will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the proposed transaction. ACAC stockholders are urged to read, once available, the preliminary Proxy Statement/Prospectus and any amendments thereto and the definitive Proxy Statement/Prospectus in connection with the proposed transaction, as these materials will contain important information about ACAC, PubCo, Foxx and the proposed Business Combination. ACAC stockholders will also be able to obtain a free copy of the Proxy Statement/Prospectus, as well as other filings containing information about ACAC, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

ACAC, PubCo, Foxx and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from ACAC stockholders with respect to the proposed Business Combination. Information regarding the ACAC’s directors and executive officers is available in the IPO Prospectus. Additional information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the proxy solicitation relating to the proposed Business Combination and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus when it becomes available.

No Offer or Solicitation

This Report does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number	Description

2.1*	Business Combination Agreement, dated as of February 18, 2024, by and among the Registrant, PubCo, Merger Sub and Foxx.

10.1	Foxx Support Agreement, dated as of February 18, 2024, by and among the Registrant, and certain Foxx Stockholders.

10.2	Sponsor Support Agreement, dated as of February 18, 2024, by and among the Registrant, Foxx, and the Sponsor.

10.3	Form of Lock-Up Agreement.

99.1	Press Release

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

*	The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acri Capital Acquisition Corporation

Date: February 20, 2024	By:	/s/ “Joy” Yi Hua
	Name:	“Joy” Yi Hua
	Title:	Chief Executive Officer